Analyst Day September 29, 2016 Exhibit 99.1

Safe Harbor Statement This presentation contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 that are based on management’s beliefs and assumptions and on information currently available to management. All statements other than statements of historical fact included in this presentation are forward-looking statements. Forward-looking statements appearing throughout this presentation include, without limitation, statements regarding our intentions, beliefs, assumptions or current expectations concerning, among other things: growth of our various markets; near-term and long-term targets regarding our financial position, results of operations and cash flows; prospects, growth strategies and expectations; the availability and performance of our current and future technology solutions; aircraft installed and installation capacity; the return on investment of installed aircraft; satellite capacity availability and demand; and future operational capabilities, including STCs and OEM offerability. These statements may contain words that identify them as forward-looking, such as “anticipates,” “believes,” “continues,” “could,” “seeks,” “estimates,” “expects,” “intends,” “may,” “plans,” “potential,” “predicts,” “projects,” “should,” “will,” “would” or similar expressions and the negatives of those terms that relate to future events. Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause Gogo’s actual results, performance or achievements to be materially different from any projected results, performance or achievements expressed or implied by the forward-looking statements. Forward-looking statements represent the beliefs and assumptions of Gogo only as of the date of this presentation and Gogo undertakes no obligation to update or revise publicly any such forward-looking statements, whether as a result of new information, future events or otherwise. As such, Gogo’s future results may vary from any expectations or goals expressed in, or implied by, the forward-looking statements included in this presentation, possibly to a material degree. Gogo cannot assure you that the assumptions made in preparing any of the forward-looking statements will prove accurate or that any near-term or long-term financial or operational goals and targets will be realized. In particular, the availability and performance of certain technology solutions yet to be fully implemented by the Company set forth in this presentation represent aspirational long-term goals based on current expectations. For a discussion of some of the important factors that could cause Gogo’s results to differ materially from those expressed in, or implied by, the forward-looking statements included in this presentation, investors should refer to the disclosure contained under the headings “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in the Company’s Annual Report on Form 10-K and Quarterly Reports on Form 10-Q. Note to Certain Operating and Financial Data In addition to disclosing financial results that are determined in accordance with U.S. generally accepted accounting principles (“GAAP”), Gogo also discloses in this presentation certain non-GAAP financial information, including Adjusted EBITDA and Cash CAPEX. These financial measures are not recognized measures under GAAP, and when analyzing our performance or liquidity, as applicable, investors should (i) use Adjusted EBITDA in addition to, and not as an alternative to, net loss attributable to common stock as a measure of operating results, and (ii) use Cash CAPEX in addition to, and not as an alternative to, consolidated capital expenditures when evaluating our liquidity. See the Appendix for a reconciliation of each of Adjusted EBITDA and Cash CAPEX to the comparable GAAP measure. In addition, this presentation contains various customer metrics and operating data, including numbers of aircraft or units online, that are based on internal company data, as well as information relating to the commercial and business aviation markets, and our position within those markets. While management believes such information and data are reliable, they have not been verified by an independent source and there are inherent challenges and limitations involved in compiling data across various geographies and from various sources. ©2016 Gogo Inc. and Affiliates. Proprietary & Confidential. 2

Overview Michael Small – President & CEO

Connectivity now a requirement ©2016 Gogo Inc. and Affiliates. Proprietary & Confidential. 4 Value-Added Broadband Connectivity Passenger Experience Passenger Connectivity & Entertainment Operational Efficiencies Rebooking Travel Baggage Tracker Digitized Attendants Turbulence Avoidance Lower Fuel Costs Maintenance Savings Turbulence Avoidance Internet Streaming Movies IPTV Providing ground-like experience to passengers while supporting airlines’ operational requirements Slide Change

Barriers to entry inherently high ©2016 Gogo Inc. and Affiliates. Proprietary & Confidential. Global Regulatory Safety & Security Long-Technology Cycles

Significant global market opportunity ©2016 Gogo Inc. and Affiliates. Proprietary & Confidential. 6 1 Based on management estimates 2 Sources include Boeing Current Market Outlook 2016-2035, JetNet iQ Report Q4 2015, GAMA 2015 General Aviation Manufacturers Association Statistical Handbook, and management estimates. Only North American turboprops are included in the business aircraft estimates. Broadband IFC Installed Uncommitted Commitment to IFC Uncommitted 2 2 2 2 ~21,000 ~30,000 ~30,000 ~37,000 Commercial Aircraft Estimated Annual Commitments: ~2,000 Business Aircraft Estimated Annual Commitments: ~1,000 1 1 Slide Change ~10,000 ~11,000 ~4,200 ~25,800

Expanding distribution in CA ©2016 Gogo Inc. and Affiliates. Proprietary & Confidential. Note: Figures are based on public information and management estimates Americas EMEA APAC IFC Region Airline IFC Status Channel OEM After Market Composition of Expected Industry Commitments Through 2018

BA ATG Units YTD Market leading win rate in 2016 ©2016 Gogo Inc. and Affiliates. Proprietary & Confidential. 8 2Ku awarded aircraft now exceeds 1,300 2 1 1 2Ku awards are as of September 29, 2016 and include both signed contracts and letters of intent 2 Data as of August 31, 2016 850+ 2Ku Conversions 2Ku New Installs 2Ku Awards YTD 500+ Slide Change

Unrivaled scale & experience ©2016 Gogo Inc. and Affiliates. Proprietary & Confidential. As of June 2016 Based on management estimates of current installations as of June 30, 2016 Since inception through August 2016, represents only Commercial Aviation Total Broadband Aircraft 50% CA Global Market Share 90% BA Broadband Market Share 6,600+ Connectivity Sessions 110M+ 1 2 2 3

Scale drives more capabilities and more wins







	Network Technology	Aircraft Operations	Platforms
Gogo Investments	• 5 Gogo and 4 third party network solutions • 250+ North American cell sites and fiber backhaul • 19 satellites and 18 teleports	• 150+ STCs in BA and CA • 20+ simultaneous CA install sites • 170+ BA dealers • 33 CA maintenance locations	• Mature passenger platform (portal, Gogo Vision) • Connected aircraft platform
Customer Benefits	• Faster & more reliable • Technology roadmap	• Shorter time to install • Streamlined maintenance	• Increased flexibility • Improved airline services

©2016 Gogo Inc. and Affiliates. Proprietary & Confidential.

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Strong track record since IPO ©2016 Gogo Inc. and Affiliates. Proprietary & Confidential. CA aircraft online Consolidated Adjusted EBITDA ($M) Consolidated total revenue ($M) 2x 6x 1.4x BA ATG aircraft online 2.3x

Driving innovation and delivering results

Milestones Since Investor Day 2015

Network Technology

2Ku
- Optimized for 50% higher speed and 65% lower cost
- HTS capacity procured
- Proprietary modem developed

Next gen ATG
- Reduced cost of deployment
- Leverages existing infrastructure and spectrum

Aircraft Operations

1,300+ awarded 2Ku aircraft
- 8 STCs
- 10+ OEM programs
- 14 aircraft flying

550 ATG-4 installations

Platforms

- Gogo Vision exceeds 2M sessions per month, up 2x YOY
- Increased deployment of custom portals
- Connected aircraft applications with ForeFlight, Garmin, The Weather Company and others

Results

Revenue – Up 23% Y/Y to $553M through Q2 2016 LTM

Adjusted EBITDA – Up 118% Y/Y to $47M through Q2 2016 LTM

Note aircraft operations data as of September 2016

©2016 Gogo Inc. and Affiliates. Proprietary & Confidential.

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More bandwidth, more aircraft, more payers, more revenue CA Satellite Aircraft Online (% of Total Gogo CA) CA-ROW Aircraft Online (% of Total Gogo CA) CA Passenger-Paid (% of Total Service Revenue) ©2016 Gogo Inc. and Affiliates. Proprietary & Confidential. 13 From ATG to ATG & Satellite From N.A. to Global From Passenger to Multi-Payer Slide Change

Strong bandwidth growth is happening now ©2016 Gogo Inc. and Affiliates. Proprietary & Confidential. 14 Percentage of Aircraft Online by Technology Total data delivered up 57% in first half of 2016 Satellite 50-100+ Mbps ATG-4 10 Mbps ATG 3 Mbps June 2015 June 2016 June 2017E Slide Change

Three strategic objectives 15 ©2016 Gogo Inc. and Affiliates. Proprietary & Confidential. Scale Globally Expand Technology Leadership Grow Shareholder Value Embed 2Ku in CA Aviation Ecosystem Increase Customer Satisfaction Increase Penetration Of Light BA Aircraft Expand Product Offerings Extend Global 2Ku Roadmap Develop Next Gen ATG Solution Strong Revenue Growth Invest Capital Prudently Achieve Profitability 1 2 3 Anand Chari EVP & CTO John Wade EVP & COO Norm Smagley EVP & CFO Slide Change

Technology Anand Chari – EVP & CTO

Delivering best of breed solutions Customer-Centric Highest speed Most capacity Global coverage Fastest installation Enterprise-grade (reliability and redundancy) Lowest total cost (upfront + ongoing) Most future-proof Technology-Agnostic ATG and satellite Regional and global GEO and LEO Multiple bands ©2016 Gogo Inc. and Affiliates. Proprietary & Confidential.

Relentless innovation



Peak Speed (Mbps)
Proprietary
Non-Proprietary
100
50
Analog ATG
Iridium (L-band)
ATG
Swift Broadband (L-band)
ATG-4
Ku
2Ku
2Ku w/ Spot Beam HTS
Next gen ATG
JetConnex (Ka-band)
1991 … 1998 … 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019

Expected results and availability based on management estimates.

©2016 Gogo Inc. and Affiliates. Proprietary & Confidential.

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1 Boeing Market Outlook 2016-2035, excluding regional jets 2 JetNet iQ Report Q4 2015, including regional jets from Boeing Market Outlook 2016-2035 and management estimates ©2016 Gogo Inc. and Affiliates. Proprietary & Confidential. 19 2Ku Next Gen ATG ATG, ATG-4 Global Coverage Satellite Network Redundancy High Speed & Capacity Live TV ~18,000 Commercial Aircraft Globally North American Coverage Overnight Installs High Speed & Low Latency Light Weight ~22,000 BA + RJ Aircraft in N.A. Global North America Bringing 100+ Mbps to all aircraft 1 2 Slide Change

Open architecture for continuous growth 1 Expected results based on management estimates ©2016 Gogo Inc. and Affiliates. Proprietary & Confidential. 25 2015 Mbps 70+ Early 2017 Mbps 50 Today Mbps 100+ Late 2017 Mbps 2Ku 2Ku 2Ku 2Ku 1 1

Ample and diverse satellite supply



Select Ku launches
HTS satellites
Wide beam satellites
Telesat
T11N
GAZPROM
Yamal 401
Yamal 300K
JSAT
JCSAT-5A
JCSAT-2B
SES
SES-1
SES-4
SES-6
AMC-3
AMC-1
Astra-4A
INTELSAT
IS-14
IS-18
IS-19
IS-20
IS-21
IS-22
IS-29e
IS-907
Galaxy-17
eutelsat
E115WB
E117WA
E172a
AsiaSat
Asiasat-7
SES
SES-3
AMC-21
SES
SES-10
INTELSAT
IS-32e
IS-33e
eutelsat
E172B
INTELSAT
IS- 35e
IS-37e
SES
SES-15
SES
SES-12
SES-14
Telesat
T18V
T19V
JSAT
INTELSAT
Horizons-3e
Multiple LEO, MEO & GEO Satellite Launches
Today
Rest of 2016
2017
2018
2019 and Beyond
Current Ku Coverage
Current Ku Coverage
Future HTS Coverage

©2016 Gogo Inc. and Affiliates. Proprietary & Confidential.
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North America Ku capacity far exceeds demand ©2016 Gogo Inc. and Affiliates. Proprietary & Confidential. 22 4,000 Aircraft 70% Simultaneously In-Service 100 Average Passengers per Aircraft Projected Consumption per Session in 2020 70 Gbps North America Maximum Demand Ku industry is projected to provide over 370 Gbps of capacity over NA by 2020 with flexibility to grow 1 1. Based on estimates provided by satellite capacity providers Slide Change

Ku band has the most flexibility to meet global demand through 2020 and beyond ©2016 Gogo Inc. and Affiliates. Proprietary & Confidential. Global Ku bandwidth supply (Gbps) 1 Based on estimates by satellite capacity providers Planned Ku Supply Potential Ku Supply Planned Ku Supply Potential Ku Supply 2018 2019 2020 North America Global 1

Continued R&D investment ©2016 Gogo Inc. and Affiliates. Proprietary & Confidential. 24 Modular approach provides multiple options to ensure today’s customer deployment delivers market leading performance for 10+ years Satellite Innovation Antenna Innovation GEO and LEO Low cost bandwidth Low latency Highly redundant Global coverage High capacity Antennas for multiple bands, including Ka Very low profile Increased redundancy Low cost Electronically steered phased array Millisecond handoffs Modest incremental investments leverage core platform Slide Change

Next gen ATG brings 100+ Mbps to smaller aircraft 1 Expected results and availability based on management estimates ©2016 Gogo Inc. and Affiliates. Proprietary & Confidential. 25 ATG ATG-4 Next Gen ATG Tower Upgrades 3 10 100+ Mbps Mbps Mbps 2018 2008 2012 1 Existing + Unlicensed Spectrum Hardware Hardware Slide Change

Low Cost Solution Market & Deployment Performance Low Network & aircraft investment Leverage Existing ATG infrastructure: 250 cell sites, fiber backhaul & data centers Use Unlicensed spectrum, LTE & beamforming ~9,000 Business jets, RJ’s and select mainline aircraft Overnight Installation Redundancy Integrates existing ATG network 100+ Mbps High Reliability Low Latency 1 Source Boeing Market Outlook 2016-2035, JetNet iQ Report Q4 2015, and management estimates ©2016 Gogo Inc. and Affiliates. Proprietary & Confidential. 26 1 Prototype in 2H 2017, targeting launch in 2018 Slide Change

Customer-centric, technology-agnostic approach Innovation is in our DNA, continual focus on enhancing network even with 2Ku delivering market leading performance right now Ongoing improvements in satellite and modem technologies in 2017 will lower costs and provide better customer experience Next gen ATG expected to bring 100+ Mbps speeds in 2018 to smaller aircraft Balancing both near-term and long-term technology investments to ensure continued leadership ©2016 Gogo Inc. and Affiliates. Proprietary & Confidential. 27 Key takeaways Slide Change

Operations John Wade – EVP & COO

What aviation partners want: More bandwidth High reliability Minimized operational impact Increased customization Passenger interface / use Low total cost of ownership ©2016 Gogo Inc. and Affiliates. Proprietary & Confidential. Customer needs come first

Commercial Aviation Deploy 2Ku on 1,300+ awarded aircraft Increase customer satisfaction Expand OEM delivery Improve unit economics Business Aviation Increase penetration of light aircraft Further develop platform to enable third-party applications Launch 4G BA product by Q2 2017 Deploy next gen ATG ©2016 Gogo Inc. and Affiliates. Proprietary & Confidential. Priorities by segment

©2016 Gogo Inc. and Affiliates. Proprietary & Confidential. Note: Data is as of June 30, 2016, based on public sources and management estimates 2.6x Largest Competitor Commercial aviation scale CA-NA CA-ROW

4 airlines & 14 installed aircraft Full plane, including streaming 50+Mbps Live TV Global performance 2Ku has taken flight 32 ©2016 Gogo Inc. and Affiliates. Proprietary & Confidential. Note: As of September 22, 2016 Slide Change

Rapid 2Ku rollout

Today*		2017	
14	Aircraft Online	500+	Aircraft Online
12	Installation Lines	40+	Installation Lines
8	Days to Install	3	Days to Install
300+	Annual Install Capacity by Yearend	750+	Annual Install Capacity
8	STCs	30+	STCs
33	Global Maintenance Locations	45	Global Maintenance Locations

- Global Logistics and MROs
- AS9100 Certification
- Supply Chain
- Regional Field Capabilities

* Data is as of September 2016

©2016 Gogo Inc. and Affiliates. Proprietary & Confidential.

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33 Global maintenance locations 11 Countries where aircraft are installed 7 Offices worldwide Teleports Offices Install Locations Maintenance Locations Gogo Partner Destinations Hawaii 450 Employees focused on serving airlines globally Investing in global operational support ©2016 Gogo Inc. and Affiliates. Proprietary & Confidential.

©2016 Gogo Inc. and Affiliates. Proprietary & Confidential. 737-500 737-800 A340-300 A319-100 A330-300 747-400 737-900 777-200 777-300 757-200 757-300 A321-200 A320-200 MD 80/90 series A330-200 737-300 717-200 * Schedule as of August 2016 % of Global Commercial Aircraft Covered First-of- Type STCs ~30 Projected Cumulative 2Ku STCs* ~80% Expanding 2Ku STC portfolio for aftermarket

2015: First ATG OEM installation 2017: First 2Ku OEM installation expected By 2020: Most of the ~2,000 new aircraft deliveries will have IFC Gogo investing in OEM offerability on: Boeing: 777, 787, 737, 777X Airbus: A330, A340, A350, A380, A320 NEO Bombardier: CS100 1 ©2016 Gogo Inc. and Affiliates. Proprietary & Confidential. 36 Growth of OEM opportunity

©2016 Gogo Inc. and Affiliates. Proprietary & Confidential. Connected Broadband Aircraft Note: Data is as of June 30, 2016, based on public sources and management estimates 9x Largest Competitor Business Aviation scale

©2016 Gogo Inc. and Affiliates. Proprietary & Confidential. 10,000 1997 FCC authorizes Aircell’s ATG network 2002 Gogo launches Iridium ST3100 1991 Gogo (formerly Aircell) founded 2008 Gogo launches Axxess II Iridium System 2011 Gogo OnePhone introduced 2014 Dassault selects Gogo Axxess for FANS program 2015 NetJets selects UCS 5000 and Gogo Vision for Signature Series Aircraft 2015 Announces GogoBiz 4G timing 2016 Weather Company collaborates with Gogo BA to improve turbulence 2016 Gogo BA teams up with Delta Private Jets for 4G service 2016 Gogo BA partners to bring apps to ATG 1000 2010 Aircell ships 10,000th communications system 2014 Gogo launches ST4300 Multi-Channel Iridium System 1990-2000 2001-2010 2011-2013 2014-2016 Established innovator in BA

Leveraging established distribution ecosystem to reduce time to market BA ATG Aircraft Online Owners/Operators OEMs Aftermarket Dealers Ship Certify and Install Ship Certify and Install Supplemental Type Certificates (STCs) 90 OEM Shipments Equipped w/ Gogo Biz 73% Distribution Ecosystem ©2016 Gogo Inc. and Affiliates. Proprietary & Confidential. 1 Based on management estimates for business jets in North America 1

Covering entire BA market

	Large Jets	Medium Jets	Light Jets	Turboprops
	~3,000 Aircraft*	~4,000 Aircraft*	~5,000 Aircraft*	~8,500 Aircraft*
				
Regional:	ATG/4G/ Next Gen ATG	ATG/4G/ Next Gen ATG	ATG/4G	ATG/4G/ Next Gen ATG
Global:	JX/SBB	SBB	SBB	SBB

+ Bandwidth ← PURCHASE MOTIVATION → Applications +

Honeywell JETFUELX FltPlan.com ForeFlight GARMIN The Weather Company

* Source: JetNet iQ Report Q4 2015 and Gogo estimates as of June 2016

©2016 Gogo Inc. and Affiliates. Proprietary & Confidential.

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Maintain strong momentum and grow market share Continue to embed 2Ku into CA market by augmenting STC portfolio and investing in OEM offerability on leading airframes Provide more bandwidth and value-added applications to the BA market ©2016 Gogo Inc. and Affiliates. Proprietary & Confidential. Key takeaways for CA and BA

Financials Norm Smagley – EVP & CFO

©2016 Gogo Inc. and Affiliates. Proprietary & Confidential. 43 Strong growth in revenue and profitability Slide Change Note: Minor differences exist due to rounding (1) Please see reconciliation of Adjusted EBITDA in appendix Adjusted EBITDA(1) ($M) $49 Revenue ($M) 54% CAGR CA-ROW Segment Loss Adjusted EBITDA $113 $144 2009 2011 2013 2015 1H 2016 Annualized ($89) ($1)

©2016 Gogo Inc. and Affiliates. Proprietary & Confidential. 44 Growing Shareholder Value Path to profitability More Aircraft Significant backlog Growing market Leading market share Declining Investment Per Aircraft ARPA Growth Margin Improvement Rapid payback Bandwidth growth Additional services Multi-payer Drive bandwidth costs down Leverage investments in global network & operations Slide Change

Strong visibility into CA aircraft online growth ©2016 Gogo Inc. and Affiliates. Proprietary & Confidential. 45 By the end of 2018… Installed majority of 2Ku aircraft awards Captured competitive share of potential awards Developed comprehensive STC portfolio Achieved OEM offerability for 2Ku Established 2Ku install capacity of 750+ aircraft annually 1,300+ 2Ku Awards * 2Ku awards include both signed contracts and letters of intent * Slide Change

Increasingly success-based cash CAPEX ©2016 Gogo Inc. and Affiliates. Proprietary & Confidential. 46 Annual 2Ku Aircraft Installations Total Cash CAPEX ($M) 2-3 year payback at current mainline ARPA Guidance range *Total cash CAPEX includes software and network CAPEX and excludes CAPEX associated with next gen ATG deployment assumes lease accounting treatment * Slide Change

Deployment: $50 million phased project Leverages existing cell sites, backhaul & spectrum Rapid aircraft installations Low airborne equipment costs Targeted for 2018 Economic Benefits >10x capacity and peak speed increases Lower cost per bit Utilizes existing and unlicensed spectrum ©2016 Gogo Inc. and Affiliates. Proprietary & Confidential. 47 Note: Expected results and availability of next gen ATG is based on management estimates. Next gen ATG is CAPEX light Slide Change

CA-NA Mainline fleet conversions to 2Ku Regional jet dilution mitigates CA-ROW High bandwidth satellite solutions Fewer small aircraft New fleet dilution near-term ©2016 Gogo Inc. and Affiliates. Proprietary & Confidential. 48 2014 - 2016 CA-NA CA-ROW ARPA $138K $145K Note: Numbers shown are based on 2Q 2016 annualized ARPA ARPA Drivers Near-Term 2017 - 2018 2019+ Increased bandwidth driving ARPA growth Slide Change

©2016 Gogo Inc. and Affiliates. Proprietary & Confidential. REVENUE Multi-payer model drives revenue 49 The Japan Airlines logo and lettering continues to render incorrectly More bandwidth, more flexibility, more partners

= Service Revenue Margins >50% CA-ROW Service Revenue Margin in 2019* Greater utilization from more aircraft online 2X spectral efficiency from 2Ku antennas Lower bandwidth pricing from Ku HTS ©2016 Gogo Inc. and Affiliates. Proprietary & Confidential. 50 CA-ROW service revenue margin expected to exceed 50% by 2019… * Service revenue margin is the difference of service revenue and cost of service as a percent of service revenue. * 2009 2013 First half of 2016 First half of 2016 BA CA-ROW 2009 CA-NA 2013 First half of 2016 = = = -264% 48% 59% 35% 71% 73% -106% Slide Change

= Segment Profit Margin ~30% CA-ROW Segment Profit Margin in 2021 Improved service revenue margin Increased operating leverage from global operations ©2016 Gogo Inc. and Affiliates. Proprietary & Confidential. 51 …and achieve 30% segment profit margin by 2021 2009 2013 First half of 2016 First half of 2016 BA CA-ROW 2009 CA-NA 2013 First half of 2016 = = = -845% -1% 18% 11% 40% 40% -416% Slide Change

All elements are in place to achieve profitability ©2016 Gogo Inc. and Affiliates. Proprietary & Confidential. 52 Slide Change Near-term Targets Long-term Targets (5 years) Aircraft ARPA Investment Per Aircraft Margins Install most of 2Ku awards by end of 2018 Moderate growth 2-3 year breakeven >50% CA-ROW service revenue margin by 2019 Investment in STCs and OEM offerability New awards Doubles Gogo co-investment continues to decline 30% CA-ROW segment profit margin & consolidated Adj. EBITDA margin by 2021

We are keenly focused on the four drivers of profitability We have the aircraft and bandwidth to achieve profitability and free cash flow We are investing in continued innovation and leadership 2Ku has achieved market leading performance and adoption, with continued enhancements to come Next gen brings 100+ Mbps to smaller aircraft while leveraging our existing ATG infrastructure ©2016 Gogo Inc. and Affiliates. Proprietary & Confidential. Closing remarks

©2016 Gogo Inc. and Affiliates. Proprietary & Confidential. 54 Closing remarks Path to Profitability We have enough aircraft and continue to win more with the install rate accelerating Delivering more bandwidth to drive higher ARPA Margins improve as we continue to scale and execute our plan Technology Leadership Regional and global solutions to deliver 100+ Mbps Continuous innovation to deliver the best solutions to our aviation partners Continue to deliver the most capacity at the lowest cost per megabyte to global aviation Global Operations Unparalleled ability in aftermarket installations 2Ku embedded in aviation ecosystem Slide Change Investing in OEM offerability

Questions

Appendix

Adjusted EBITDA reconciliation ($MM) Note: Minor differences exist due to rounding 2009 2011 2012 Q3 2012 Q4 2013 Q1 2013 Q2 2013 2015 2015 Q3 2015 Q4 2016 Q1 2016 Q2 Net Income (142) (18) (29) (36) (32) (73) (146) (108) (29) (34) (24) (40) Interest Income (0) (0) (0) (0) (0) (0) (0) (0) (0) (0) (0) (0) Interest Expense 30 – 4 4 4 10 29 59 17 16 16 18 Income Tax Provision – 1 – – – – 1 1 – – – – Depreciation & Amortization 22 33 9 10 14 14 56 87 22 25 24 25 EBITDA (91) 16 (15) (21) (14) (48) (60) 39 10 8 17 2 Fair Value Derivative Adjustments – (59) – – – 36 36 – – – – – Class A and Class B Senior Convertible Preferred Stock Return – 31 13 14 15 14 29 – – – – – Accretion of Preferred Stock – 10 3 3 3 3 5 – – – – – Stock-based Compensation Expense – 2 1 1 1 1 6 15 5 4 4 4 Amortization of Deferred Airborne Lease Incentives – (1) (1) (1) (2) (2) (8) (20) (5) (6) (6) (7) Loss on Extinguishment of Debt 2 – – – – – – – – – – 15 Adjustment of deferred financing costs – – – 5 – – – 2 – 2 (1) – Adjusted EBITDA (89) (1) 1 1 3 4 8 37 10 8 14 14 ©2016 Gogo Inc. and Affiliates. Proprietary & Confidential. 57 Slide change

2013 2014 2015 2015 Q2 2015 Q3 2015 Q4 2016 Q1 2016 Q2 Purchases of Property and Equipment (105) (132) (135) (33) (19) (30) (31) (40) Acquisition of Intangible Assets (Capitalized Software) (16) (17) (18) (4) (4) (5) (6) (8) Consolidated Capital Expenditures (121) (150) (153) (37) (24) (35) (37) (48) Change in Deferred Airborne Lease Incentives 9 30 37 7 7 14 8 1 Amortization of Deferred Airborne Lease Incentives 8 13 20 5 5 6 6 7 Landlord Incentives – 10 16 3 – 1 – – Cash CapEx (104) (98) (80) (23) (12) (13) (24) (40) Cash CAPEX reconciliation ($MM) Note: Minor differences exist due to rounding ©2016 Gogo Inc. and Affiliates. Proprietary & Confidential.

For the year ending 2016 Low High Consolidated capital expenditures (GAAP) (150) (185) Deferred airborne lease incentives 40 50 Cash CapEx (110) (135) For the year ending 2017 Low High Consolidated capital expenditures (GAAP) (220) (265) Deferred airborne lease incentives 80 100 Cash CapEx (140) (165) For the year ending 2018 Low High Consolidated capital expenditures (GAAP) (315) (400) Deferred airborne lease incentives 145 195 Cash CapEx (170) (205) Cash CAPEX guidance reconciliation ($MM) ©2016 Gogo Inc. and Affiliates. Proprietary & Confidential. Note: Minor differences exist due to rounding